SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 3, 2004

CABLEVISION SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

CSC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

1-9046 (Commission File Number)	11-2776686 (IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(516) 803-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 8.01 OTHER EVENTS

     Cablevision Systems Corporation (the “Company”) previously announced that it planned to complete the proposed spin-off of its Rainbow Media Enterprises (“RME”) subsidiary during the fourth quarter of 2004. The Company now believes that completion of the spin-off will not occur in 2004. The spin-off remains subject to the effectiveness of the Form 10 registration statement filed by RME with the Securities and Exchange Commission and final approval of the Company’s Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
By:	/s/ James L. Dolan

	Name:	James L. Dolan
	Title:	President and Chief Executive Officer

Dated: December 3, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSC HOLDINGS, INC.
By:	/s/ James L. Dolan

	Name:	James L. Dolan
	Title:	President and Chief Executive Officer

Dated: December 3, 2004